UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2020

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Canal View Boulevard Suite 300 Rochester, NY	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed on May 1, 2020 by Document Security Systems, Inc. (“DSS” or the “Company”), on April 27, 2020, the Board of Directors of the Company approved and the Company entered into a share exchange agreement (the “Share Exchange Agreement”) with DSS BioHealth Security, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“DBHS”), Singapore eDevelopment Limited, a Singapore corporation (“SeD”) that is listed on the Singapore Exchange, and Global BioMedical Pte Ltd, a Singapore corporation and wholly owned subsidiary of SeD (“GBM”), pursuant to which, among other things and subject to the terms and conditions contained therein, including both the Company and SeD having obtained approvals from their respective shareholders, DBHS will acquire all of the outstanding capital stock (the “Impact Shares”) of Impact BioMedical Inc., a Nevada corporation and wholly owned subsidiary of GBM (“Impact BioMedical”) through a share exchange, with Impact BioMedical becoming a direct wholly owned subsidiary of the DBHS.

The Company is filing this amendment to the above-referenced Form 8-K to provide the: (i) audited consolidated financial statements of Impact BioMedical, which include the consolidated balance sheets as of December 31, 2019 and December 31, 2018, the consolidated statement of operations for the years ended December 31, 2019 and December 31, 2018, the consolidated statements of stockholders’ equity for the years ended December 31, 2019 and December 31, 2018, the consolidated statements of cash flows for the years ended December 31, 2019 and December 31, 2018 and the notes related thereto (collectively, the “Audited Consolidated Financial Statements”); and (ii) unaudited condensed interim consolidated financial statements of Impact BioMedical, which include the consolidated balance sheets as of March 31, 2020 and December 31, 2019, the consolidated statement of operations for the three months ended March 31, 2020 and December 31, 2019, the consolidated statements of stockholders’ equity for the period ended March 31, 2020 and March 31, 2019, the consolidated statements of cash flows for the three months ended March 31, 2020 and March 31 ,2019, and the notes related thereto (collectively, the “Interim Unaudited Consolidated Financial Statements”), and (iii) DSS and Impact BioMedical’s unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of March 31, 2020 and December 31, 2019, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2020 and for the year ended December 31, 2019, and the notes related thereto (collectively, the “Unaudited Pro Forma Condensed Combined Financial Statements”).

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Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses to be acquired.

The Audited Consolidated Financial Statements, and the Interim Unaudited Consolidated Financial Statements are included as Exhibits 99.1 and 99.2, respectively, to this Amended Form 8-K and incorporated herein by reference.

(b) Pro forma financial information.

The Unaudited Pro Forma Condensed Combined Financial Statements of DSS and Impact BioMedical are filed herewith as Exhibit 99.3 to this Amended Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit
Number	Exhibit

99.1	Impact BioMedical’s Audited Consolidated Financial Statements and the notes related thereto.
99.2	Impact BioMedical’s Interim Unaudited Consolidated Financial Statement and the notes related thereto.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of DSS and Impact BioMedical and the notes related thereto

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: June 8, 2020	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer and Interim Chief Financial Officer

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